Exhibit 12.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

EXCHANGE ACT RULE 13A-14(A)/15D-14(A)

AS ADOPTED PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Gabi Seligsohn, certify that:

1.      I have reviewed this Amendment No. 1 to the Annual Report on Form 20-F/A of Kornit Digital Ltd.; and

2.      Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 14, 2016

By	/s/ Gabi Seligsohn
Gabi Seligsohn
Chief Executive Officer
(Principal Executive Officer)